Exhibit 99.2

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2002-3

Section 5.2 - Supplement				Distribution Date:	01/15/2008
				Period Type:	Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	5,275,462.50
		Class B Note Interest Requirement	463,305.21
		Net Class C Note Interest Requirement	597,122.30		6,335,890.01

(iii)		Collections of Principal Receivables			266,061,893.18

(iv)		Collections of Finance Charge Receivables			26,168,641.85

(v)		Aggregate Amount of Principal Receivables			18,758,787,600.61
		Investor Interest			1,500,000,000.00
		Adjusted Interest			1,500,000,000.00
		Floating Investor Percentage			8.00%
		Fixed Investor Percentage			8.00%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.64%
		30 to 59 days			0.99%
		60 to 89 days			0.77%
		90 or more days			1.60%

		Total Receivables			100.00%

(vii)		Investor Default Amount			5,619,370.45

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			625,000.00

(xi)		Portfolio Yield (Net of Defaulted Receivables)			16.05%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			24,918,641.85

(xvii)	Note Rate	Class A	5.19750%
		Class B	5.47750%
		Class C	6.05750%
(xviii)	Spread Account				15,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-2

Section 5.2 - Supplement				Distribution Date:	1/15/2008
				Period Type:	Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	4,658,342.50
		Class B Note Interest Requirement	406,329.88
		Net Class C Note Interest Requirement	559,659.78		5,624,332.16

(iii)		Collections of Principal Receivables			237,681,957.90

(iv)		Collections of Finance Charge Receivables			23,377,320.05

(v)		Aggregate Amount of Principal Receivables			18,758,787,600.61
		Investor Interest			1,340,000,000.00
		Adjusted Interest			1,340,000,000.00
		Floating Investor Percentage			7.14%
		Fixed Investor Percentage			7.14%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.64%
		30 to 59 days			0.99%
		60 to 89 days			0.77%
		90 or more days			1.60%

		Total Receivables			100.00%

(vii)		Investor Default Amount			5,019,970.93

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			558,333.33

(xi)		Portfolio Yield (Net of Defaulted Receivables)			16.05%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			22,260,653.38

(xvii)	Note Rate	Class A	5.13750%
		Class B	5.37750%
		Class C	6.32750%
(xviii)	Spread Account				13,400,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-3

Section 5.2 - Supplement				Distribution Date:	1/15/2008
				Period Type:	Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	4,953,834.38
		Class B Note Interest Requirement	432,104.53
		Net Class C Note Interest Requirement	572,431.82		5,958,370.73

(iii)		Collections of Principal Receivables			252,758,798.53

(iv)		Collections of Finance Charge Receivables			24,860,209.76

(v)		Aggregate Amount of Principal Receivables			18,758,787,600.61
		Investor Interest			1,425,000,000.00
		Adjusted Interest			1,425,000,000.00
		Floating Investor Percentage			7.60%
		Fixed Investor Percentage			7.60%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.64%
		30 to 59 days			0.99%
		60 to 89 days			0.77%
		90 or more days			1.60%

		Total Receivables			100.00%

(vii)		Investor Default Amount			5,338,401.93

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			593,750.00

(xi)		Portfolio Yield (Net of Defaulted Receivables)			16.05%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			23,672,709.76

(xvii)	Note Rate	Class A	5.13750%
		Class B	5.37750%
		Class C	6.10750%
(xviii)	Spread Account				14,250,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-4

Section 5.2 - Supplement				Distribution Date: Period Type:	01/15/2008 Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	2,584,147.71
		Class B Note Interest Requirement	232,107.24
		Net Class C Note Interest Requirement	300,172.87		3,116,427.82

(iii)		Collections of Principal Receivables			128,596,581.70

(iv)		Collections of Finance Charge Receivables			12,648,176.89

(v)		Aggregate Amount of Principal Receivables			18,758,787,600.61
		Investor Interest			725,000,000.00
		Adjusted Interest			725,000,000.00
		Floating Investor Percentage			3.86%
		Fixed Investor Percentage			3.86%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.64%
		30 to 59 days			0.99%
		60 to 89 days			0.77%
		90 or more days			1.60%

		Total Receivables			100.00%

(vii)		Investor Default Amount			2,716,029.05

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			302,083.33

(xi)		Portfolio Yield (Net of Defaulted Receivables)			16.05%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			12,044,010.22

(xvii)	Note Rate	Class A	5.26750%
		Class B	5.67750%
		Class C	6.27750%

(xviii)	Spread Account				7,250,000.00

By:	/S/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-5

Section 5.2 - Supplement				Distribution Date:	1/15/2008
				Period Type:	Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	3,483,141.67
		Class B Note Interest Requirement	302,103.47
		Net Class C Note Interest Requirement	390,106.54		4,175,351.68

(iii)		Collections of Principal Receivables			177,374,595.45

(iv)		Collections of Finance Charge Receivables			17,445,761.23

(v)		Aggregate Amount of Principal Receivables			18,758,787,600.61
		Investor Interest			1,000,000,000.00
		Adjusted Interest			1,000,000,000.00
		Floating Investor Percentage			5.33%
		Fixed Investor Percentage			5.33%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.64%
		30 to 59 days			0.99%
		60 to 89 days			0.77%
		90 or more days			1.60%

		Total Receivables			100.00%

(vii)		Investor Default Amount			3,746,246.97

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			416,666.67

(xi)		Portfolio Yield (Net of Defaulted Receivables)			16.05%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			16,612,427.90

(xvii)	Note Rate	Class A	5.14750%
		Class B	5.35750%
		Class C	5.94750%
(xviii)	Spread Account				10,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-6

Section 5.2 - Supplement				Distribution Date:	01/15/2008
				Period Type:	Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	6,952,750.00
		Class B Note Interest Requirement	606,462.50
		Net Class C Note Interest Requirement	762,813.00		8,322,025.60

(iii)		Collections of Principal Receivables			354,749,190.90

(iv)		Collections of Finance Charge Receivables			34,891,522.46

(v)		Aggregate Amount of Principal Receivables			18,758,787,600.61
		Investor Interest			2,000,000,000.00
		Adjusted Interest			2,000,000,000.00
		Floating Investor Percentage			10.66%
		Fixed Investor Percentage			10.66%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.64%
		30 to 59 days			0.99%
		60 to 89 days			0.77%
		90 or more days			1.60%

		Total Receivables			100.00%

(vii)		Investor Default Amount			7,492,493.93

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			833,333.33

(xi)		Portfolio Yield (Net of Defaulted Receivables)			16.05%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			33,224,855.79

(xvii)	Note Rate	Class A	5.13750%
		Class B	5.37750%
		Class C	5.82750%
(xviii)	Spread Account				20,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.